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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 14, 2002



                             FOREST OIL CORPORATION
               (Exact name of registrant as specified in charter)




             New York                    1-13515                 25-0484900
      (State or other juris-            (Commission            (IRS Employer
     diction of incorporation)          file number)         Identification No.)



                1600 Broadway, Suite 2200, Denver, Colorado 80202
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code: 303.812.1400

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Item 9. Regulation FD Disclosure.

     On August 14, 2002, the Registrant filed its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (the "Form 10-Q") with the Securities and Exchange Commission. Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the following certifications are being made to accompany the Form 10-Q:



                                CERTIFICATION OF
                             CHIEF EXECUTIVE OFFICER
                            OF FOREST OIL CORPORATION
                         PURSUANT TO 18 U.S.C. SECTION 1350

     Pursuant to 18 U.S.C. Section 1350 and in connection with the accompanying report on Form 10-Q for the quarterly period ended June 30, 2002 that is being filed concurrently with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officer of Forest Oil Corporation (the "Company") hereby certifies that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                        /s/ Robert S. Boswell
                                        ---------------------------
August 14, 2002                         Robert S. Boswell,
                                        Chief Executive Officer

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                                CERTIFICATION OF
                             CHIEF FINANCIAL OFFICER
                            OF FOREST OIL CORPORATION
                         PURSUANT TO 18 U.S.C. SECTION 1350

     Pursuant to 18 U.S.C. Section 1350 and in connection with the accompanying report on Form 10-Q for the quarterly period ended June 30, 2002 that is being filed concurrently with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officer of Forest Oil Corporation (the "Company") hereby certifies that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                        /s/ David H. Keyte
                                        ---------------------------
August 14, 2002                         David H. Keyte,
                                        Chief Financial Officer


     The foregoing certifications are being furnished solely to accompany the Report pursuant to 18 U.S.C. Section 1350, and are not being filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not to be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FOREST OIL CORPORATION
                                             (Registrant)



Dated: August 14, 2002                  By: /s/ Newton W. Wilson III
                                            ---------------------------
                                            Newton W. Wilson III
                                            Senior Vice President -
                                            Legal Affairs & Secretary